Rule 497(e)
File Nos. 002-89550; 811-03972
FUTUREFUNDS SERIES ACCOUNT
of
Empower Annuity Insurance Company of America
Group Flexible Premium Variable Annuity Contracts

Supplement dated October 18, 2024 to Prospectuses dated May 1, 2024
This Supplement amends certain information contained in the Prospectus dated May 1, 2024
Fund Merger and Termination
Earlier this Summer, you were sent a notice indicating that at a meeting held on June 12-13, 2024, the Board of Directors of Empower Funds, Inc. (“Empower Funds”), including a majority of its directors who are not “interested persons” of Empower Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved an Agreement and Plan of Reorganization that provides for the merger of the Empower Ariel Mid Cap Value Fund, a series of Empower Funds (the “Target Fund”), with and into the Empower Mid Cap Value Fund, another series of Empower Funds (the “Acquiring Fund”) (the “Merger”) on or about October 25, 2024 (“Closing Date”). The Merger did not require shareholder approval and is anticipated to be a tax-free reorganization for U.S. federal income tax purposes.
As of the close of business on the Closing Date, investors who hold units of the Separate Account Sub-Account that invests Institutional Class and Investor Class shares of the Target Fund will automatically receive a proportionate number of Institutional Class and Investor Class units, respectively, of the Separate Account Sub-Account that invests in the Acquiring Fund. Units of the Separate Account Sub-Account investing in the Acquiring Fund received in the Merger will have the same total accumulation unit value as the total accumulation unit value of the Separate Account Sub-Account investing in the Target Fund. You should consider the strategies and risks of the underlying Acquiring Fund prior to the Merger. Prior to the merger, you are permitted to transfer of all your units in the Target Fund Sub-Account to other investment options currently offered under your Contract without penalty, fees, or restrictions related to the number of transfers you may make in a year. In addition, if you do not re-direct all future Contributions from the Target Fund Sub-Account to another Sub-Account available under your Contract, your Contributions will be applied to the Acquiring Fund Sub-Account because the Target Fund Sub-Account will cease to exist on the Closing Date. Please see the Prospectus or Summary Prospectus, if applicable, for the Acquiring Fund for further information on its fees, performance, strategies and risks. You may call 1-855-756-4738 to obtain a Prospectus or a Summary Prospectus, if applicable, for the Acquiring Fund.
As a result of the above, references in the Prospectus of the Empower Ariel Mid Cap Value Fund, (the “Target Fund”) will hereby be removed.

2024-PROSUPP-1-FF

Effective immediately, the following information for the Empower Mid Cap Value Fund (the “Acquiring Fund”) will be added to the
Appendix A – Eligible Funds Available Under the Group Contract
:

TYPE/ INVESTMENT OBJECTIVE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/23)
			1 YEAR	5 YEAR	10 YEAR
Seeks long-term growth of capital.	Empower Mid Cap Value Fund - Investor Class* Adviser : Empower Capital Management, LLC Subadviser: Goldman Sachs Asset Management, L.P	1.15%	15.15%	9.70%	8.12%
* This Eligible Fund’s Current Expense reflects a temporary fee reduction.
All other information contained in the
Appendix A –
Eligible
Funds Available Under the Group Contract
section of the Prospectus dated May
1, 2024 remains unchanged.
PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2024-PROSUPP-1-FF